UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

VISTA CREDIT STRATEGIC LENDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56562	88-1906598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Floor 77
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 804-9100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None.	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On January 30, 2026, Vista Credit Strategic Lending Corp. (the “Company”) entered (a) into the Amendment No.1 to the Senior Secured Revolving Credit Agreement (the “First Amendment”), which amends the Senior Secured Revolving Credit Agreement, dated as of September 5, 2025, by and among the Company, as Borrower, the Subsidiary Guarantors party thereto solely with respect to Section 2.9 therein, the Consenting Lenders party thereto and ING Capital LLC, as Administrative Agent and as Issuing Bank the ("Credit Agreement") and (b) the Incremental Commitment and Assumption Agreement (the “Increase Agreement” and together with the First Amendment, the “Upsize Documents”), by and among the Company, as Borrower, Deutsche Bank AG New York Branch, as Assuming Lender, the Subsidiary Guarantors party thereto solely with respect to Section 6 therein and ING Capital LLC, as Administrative Agent and as Issuing Bank. The Upsize Documents, among other things, increase the total amount available to be borrowed under the Credit Agreement from $150,000,000 to $200,000,000.

The description above is only a summary of the material provisions of the Credit Agreement (as amended by the Upsize Documents) and is qualified in its entirety by reference to the Credit Agreement (as amended by the Upsize Documents), copies of which are filed as Exhibit 10.1 and Exhibit 10.2 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1

Amendment No.1 to Senior Secured Revolving Credit Agreement, dated as of January 30, 2026, by and among the Company, as Borrower, the Subsidiary Guarantors party thereto solely with respect to Section 2.9 therein, the Consenting Lenders party thereto and ING Capital LLC, as Administrative Agent and as Issuing Bank.

10.2*

Incremental Commitment and Assumption Agreement, dated as of January 30, 2026, by and among the Company, as Borrower, Deutsche Bank AG New York Branch, as Assuming Lender, the Subsidiary Guarantors party thereto solely with respect to Section 6 therein and ING Capital LLC, as Administrative Agent and as Issuing Bank

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vista Credit Strategic Lending Corp.

Date:	February 4, 2026	By:	/s/ Ross Teune
Name: Ross Teune Title: Chief Financial Officer